CISO GLOBAL

Cybersecurity
is a **Culture**,
Not a Product™

Investor Presentation
April 2023

Legal Disclaimer:

This presentation (the "Presentation") of Cerberus Cyber Sentinel Corporation ("Cerberus," "CISO" or the "Company") is for information purposes only. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein.

Certain information contained herein has been derived from sources prepared by third parties. The Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners.

This Presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements:

This Presentation contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our ability to achieve and sustain profitability of our existing lines of business and through our wholly owned subsidiaries, our belief that culture is the foundation of every successful cybersecurity and compliance program; our belief that our approach ensures you're secure and compliant in every area of your business; estimates and projections regarding losses due to cyber crime; our plans to attract and retain global cyber talent, continue pursuing M&A to identify talent, our ability to raise sufficient capital to continue to acquire cybersecurity companies, our ability to successfully execute acquisitions, integrate the acquired businesses, and create synergies as a global cybersecurity consolidator, and recruit and attract cyber specialists; our growth strategy; our addressable market opportunity; our philosophy; and our belief that our process ensures no stone is left unturned on your journey to becoming secure, compliant, and aware. These statements are often, but not always, made through the use of words or phrases such as "believes," "expects," "anticipates," "intends," "estimates," "predict," "plan," "project," "continuing," "ongoing," "potential," "opportunity," "will," "may," "look forward," "intend," "guidance," "future," or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to keep pace with new technology and changing market needs; our ability to recruit and retain key talent; our ability to acquire, attract, and retain clients; our ability to identify and consummate acquisitions; our ability to raise capital; our ability to increase revenue and cash flow and become profitable; and other risk factors detailed from time to time in our reports filed with the SEC, including in the Company's annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise

Cybersecurity is a Culture, Not a Product®

- **CISO Global** was designed from inception to bring talent together.
- Our cybersecurity experts not only span global geographies, but also specialties, industries, regulatory frameworks, and focus areas.
- **CISO** has joined together the best thought leaders, technologists, and consultants across the globe.
- With the cybersecurity workforce gap growing year-over-year, **CISO** provides the expertise to accelerate our clients' journey to cyber resiliency.

Business Overview

CISO Business Overview

- CISO Global offers solutions and services within strategy & risk, cyber defense, security architecture & engineering, and readiness & resiliency domains
- The Company offers a full suite of cybersecurity solutions through a recurring revenue model, cross-selling a holistic suite of cybersecurity and compliance offerings while leveraging an expanding partner ecosystem
- Strong M&A expertise with 16 acquisitions[1] announced to date extending capabilities and expanding to new geographies
- Seasoned leadership team comprising of leaders in technology and cybersecurity
- CISO Global trades on the NASDAQ under the ticker "CISO" and is headquartered in Scottsdale, Arizona

Company Highlights

Business

1,000 Customers	**432** Employees
Arizona Headquarters	**2019** Year Founded
15 Industries Served	**16** Acquisitions Since 2019[1]

Financial

~$46.5M FY 2022 Revenue[2]	**190%** 2019 – 2022 Revenue CAGR

(1): RAN Security has been announced but is pending closing and is not included in this calculation
(2): Represents audited FY 2022

Experienced Leadership Team



David Jemmett | CEO
23 years

CLEARDATA
GOODNET
GENRESULTS



Ashley Devoto | President & CISO
18 years

BANK OF AMERICA
Booz | Allen | Hamilton
EY
U.S. AIR FORCE



Kyle Young | Interim COO
16 years

BeyondTrust
eEye Digital Security



Deb Smith | CFO
17 years

BeyondTrust
jda. Plan to deliver
aspect



Jerald Dawkins, PH. D | CTO
20 years

TOKENEX
true

CISO GLOBAL

Key Investment Highlights

- Uniquely positioned to tackle a robust, rapidly expanding market experiencing continued challenges
- Ability to increase wallet share given best-in-class, highly experienced talent advantage
- Development and expansion of existing partner ecosystems driving further organic growth
- Robust financial profile with predictable recurring revenue driven by long-term contracts
- Multi-pronged growth strategy with organic and inorganic opportunities
- Tenured, experienced team with proven ability to drive significant growth, manage integrations, and lead daily operations

CISO GLOBAL

CISO: Positioned to Tackle Enterprise Cybersecurity Challenges

Cybersecurity is a Culture, Not a Product®



Widespread Industry Challenges

Alert fatigue & data saturation

Vendor lock-in & point solutions

ROI / Corporate commitment

Compliance complexity

Talent shortfall

Expanding attack surface & multiplying threats

Expanding attack surface and complex cyber supply chains have given rise to new advanced threats. Compliance regulations have become more rigorous and punitive. While digital transformation accelerates the pace of doing business, its impact is often limited by budget restrictions and security talent gaps.

CISO GLOBAL

Tremendous Market Opportunity

1168
per week
Average number of cyberattacks against an organization 2022[1]

$4.35
Million
Average cost of a data breach in 2022[2]

$6
Trillion
lost to cybercrime in 2021 and estimated to reach $10.5 Trillion by 2025[3]

95%
of CISOs
believe the skills shortage hasn't improved at all over the last few years[4]

300%
Increase
in cyber crime since the pandemic began[5]

62%
of CISOs
expect talent shortfall to worsen over next five years[6]

Global Cybersecurity Spend ($bn)[7]



+15%
CAGR
$262
$459
2021A
2025E

The CISO Global Difference



CUSTOMER BUSINESS STRATEGY

Understanding the organizational strategy.

Align cyber vision with business goals and priorities.

DISCOVER

Benchmarking against industry-aligned frameworks.

Remove latent risk via analysis and best practice standards.

DESIGN & BUILD

Tailored solutions that elevate cyber maturity.

Timely transition to a robustly secured environment

RUN

Ensure delivery of stated plan objectives.

Operate in an enhanced manner: Identify, qualify and remediate.

MANAGE, MONITOR & OPTIMIZE

Maintain digital hygiene.

Apply internal and external learnings, continuously evolving to remain vigilant.

Advisory-led | **Partnership Model** | **Technology Agnostic**

Holistic Services Capabilities Addressing Cybersecurity and Compliance Needs

Cyber Defense

Attack Surface Reduction

Cyber Threat Intelligence

Incident Response

Threat Detection Operations

Strategy & Risk

Cybersecurity Risk Assessment

Audit & Compliance Services

Gap Assessment

Security Architecture & Engineering

Data Engineering

Network Hardening & Segmentation

Identity & Access Management

Readiness & Resiliency

Security Testing

Tabletop Exercises & Wargames

Training Programs

Breach Response

Managed Services

Managed Security Information & Event Management (SIEM)

Managed Detection & Response (MDR)

Extended Detection & Response (XDR)

Managed Compliance

Data Backup

Advanced Firewall Management

Patch & Vulnerability Management

Security Awareness Training

Competitive Landscape

Company	Overall	SOC	Security Testing	Advisory Services	Compliance Services	Delivery Platform	Brand Strength
CISO GLOBAL	◕	◕	◕	◕	●	◑	◔
COALFIRE	◑	○	◕	◕	◑	◑	◑
Trustwave	◑	◕	◑	◕	◑	○	◕
Cybriant managed security services	◑	◔	◑	◔	◑	○	◑
OPTIV	◑	◕	◕	◕	◑	○	◕
expel	◔	●	○	○	◔	◑	◔
abacode	◔	◑	◔	◔	◕	○	◔

Representative Clients

SOUTHWEST BEHAVIORAL & HEALTH SERVICES
Impacting People, Improving Communities

HENSLEY Beverage Company

HOST HOTELS & RESORTS

acuity INSURANCE

UCAR

Baylor College of Medicine HGSC HUMAN GENOME SEQUENCING CENTER

PBGC

Mphasis DigitalRisk The Next Applied

"Our experience with CISO Global has been phenomenal. They bring a level of expertise that is a significant uptick from where we were with our existing IT department. They have a wealth of access to very talented people who share their knowledge to tackle any problem that I think could ever happen to my business. And that kind of assurance is a great comfort."

Andy McCain – Hensley Beverage Company



CISO Global's Highly Efficient M&A Machine

The CISO Global Journey: A Proven Platform for M&A

2019 — Arocna3, TALATEK LLC, GENRESULTS, LLC

2020 — ALPINE SECURITY, Clear Skies Security, technologyville

2021 — Atlantic Technology, ARKAVIA networks, RED74, VELOCIT, GROUND

2022 — NLT., cuatroi, CyberViking, CREATRIX, true Digital Security

2023 — RAN

Inception

CISO Global was designed from inception to **bring cybersecurity talent together**.

Identification

Implementation of initial M&A strategy identifying tuck-in acquisitions to extend CISO's capabilities

Proficiency

Strengthen offerings, add experienced leadership, and invest in scalable systems to support growth.

Expansion

"Rinse and repeat" M&A playbook to expand into new geographies, bolster existing offerings and drive growth

CISO Global is on a mission to demystify and accelerate our clients' journey to cyber resilience, empowering organizations to securely grow, operate, and innovate.

CISO GLOBAL

Targeted Acquisition Strategy

Consolidation & Global Scale

Add Geographies

- cuatroi
- nLT.
- ARKAVIA networks

Increase Consolidation

- Clear Skies Security — Intelligence. Secured.
- true Digital Security
- VELOCIT

Differentiation & Customer Expansion

Offer New Services

- CREATRIX
- true Digital Security
- TALATEK LLC
- cuatroi

Add Technology / IP Differentiation

- TALATEK LLC
- true Digital Security
- Telemetry Platform

Robust Growth Opportunities Driven by Continued Acquisitions

Acquisition Playbook


Talent
Dedicated Integration Team
Experience
Acquisition Playbook
Pipeline
Acquisition Growth
Organic Growth
Tangible Growth Drivers

Acquisition Growth

Top 30 US Markets

Move to EU, Asia & Latin America

Focus on acquiring talented services

Product agnostic approach

Organic Growth

Expand service offerings

Streamline operations across brands & business units

Cross-sell complementary services between client bases

Sharpen focus on revenue generation & margin

Increase brand & offering awareness with unified marketing

Financials and Growth Overview



History of Driving Top-Line Growth

Yearly Financials



YoY Growth
280%
109%
207%
Multiple Levers Pushing Top Line Growth
~$1.9M
~$7.2M
~$15.1M
~$46.5M
~$14.7M
4Q 2022(1)
2019
2020
2021
FY 2022

(1): Represents 4Q'22 financials

CISO Global by the Numbers

150%
Q4 2022 YoY Revenue Growth

190%
2019-2022 Revenue CAGR

CISO GLOBAL

Multiple Levers for Growth

Continued Land and Expand

Continued customer acquisition and realization of upsell opportunities.

Methodical Product Expansions

With successful acquisition and integration of like-minded companies, CISO will continue to broaden its solution suite.

Develop Partner Network

CISO's employees act as dedicated partners available to customers in a recurring monthly contract.

Grow Geographic Presence

CISO has 6 offices and intends to open an EU office and increase its presence in Latin America.

Strategic M&A

CISO maintains a highly acquisitive nature and has completed 16 acquisitions(1) since 2019, including True Digital (2022) and Arkavia (2021).

(1): RAN Security has been announced but is pending closing and is not included in this calculation

CISO GLOBAL

Sources

1. **Checkpoint: Global Cyber Attack Statistics.** https://blog.checkpoint.com/2023/01/05/38-increase-in-2022-global-cyberattacks/
2. **IBM, Ponemon: Cost of a Data Breach Report.** https://www.ibm.com/reports/data-breach?utm_content=SRCWW&p1=Search&p4=43700072379268733&p5=e&gclid=CjwKCAiA5sieBhBnEiwAR9oh2qbT8Y4bRDCgQsvLJSm66fUuikeFzkW15C9pmAl2SwzYmUX6VomzXxoCJL0QAvD_BwE&gclsrc=aw.ds
3. **Cybersecurity Ventures: Cyber crime cost data.** https://cybersecurityventures.com/hackerpocalypse-cybercrime-report-2016/
4. **Tech Republic: Skills gap.** https://www.techrepublic.com/article/the-cybersecurity-skills-gap-persists-for-the-fifth-year-running/
5. **Intelice: Cyber crime increase data.** https://www.intelice.com/cybercrime-skyrockets/
6. **Onrec: Talent shortage, CISO views.** https://www.onrec.com/news/news-archive/the-cybersecurity-talent-shortage-will-get-worse-say-62-of-cisos-in-global
7. **Cybersecurity Ventures: Cybersecurity spending 2021-2025.** https://cybersecurityventures.com/cybersecurity-spending-2021-2025/

Thank You

CISO GLOBAL

6900 E. Camelback Road, Suite 240
Scottsdale, AZ 85251